UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549 FORM 10/A (Amendment No. 1) GENERAL FORM FOR REGISTRATION OF SECURITIES PURSUANT TO SECTION 12(b) OR 12(g) OF THE SECURITIES EXCHANGE ACT OF 1934 JOHN PETER LEACH (CIK: 0002088960) (File No. 000-56865) EXPLANATORY NOTE: This Amendment No. 1 to the Registration Statement on Form 10 (File No. 000-56865) is being filed by the Registrant to include additional technical exhibits to the public record. These exhibits include institutional resolutions, security interest certifications, and notices of liability. ITEM 15. FINANCIAL STATEMENTS AND EXHIBITS. (b) Exhibits: 96.1 Sole PSC Resolution of JOHN PETER LEACH LTD (Institutional Authorization). 96.2 UK Companies House Fixed Charge (MR01) - Code 1604 7988 0001. 96.3 Notice of Liability and Color of Law Warning (18 U.S.C. 242). SIGNATURES Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this amendment to be signed on its behalf by the undersigned. Date: July 22, 2026 By: /s/ John Peter Leach JOHN PETER LEACH, Individual Surety